LONGLEAF PARTNERS FUNDS SM

QUARTERLY REPORT

at March 31, 2005

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information, that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

CONTENTS

Letter to Shareholders	1
Longleaf Partners Fund (Partners Fund)
Management Discussion	4
Performance History	6
Portfolio Summary	7
Portfolio of Investments	8
Longleaf Partners International Fund (International Fund)
Management Discussion	11
Performance History	14
Portfolio Summary	15
Portfolio of Investments	16
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Fund Information	26
Service Directory	27

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Most market indices declined during the first quarter, including the three Fund benchmarks. Each Longleaf Fund outperformed its respective benchmark, with Partners declining 1.1%, Small-Cap adding 2.2%, and International gaining 2.3%. All three Funds fell short of our absolute return annual goal of inflation plus 10%. Three months, however, bears little meaning when our horizon is generally five years or more.

Despite being a yawner in terms of performance, the quarter closed with good news on two fronts. First, intrinsic values at most of our holdings continued to grow at acceptable rates. Because stock prices did not keep pace with those growing appraisals, our price-to-value ratios improved. Second, despite putting little cash to work during the quarter, we ended with new ideas for all three Funds. There is no guarantee that we will successfully execute the purchase of these new ideas, but if we do, cash balances should drop noticeably in the next few months.

We have faced a challenging buying environment for almost two years. As cash levels have risen, we have discussed four ways to make progress:

•	increased volatility,

•	overall market corrections,

•	individual anomalies within specific industries or companies, and

•	intrinsic value growth outpacing prices fast enough to create the requisite discount.

Recently the latter two dynamics have increased investment opportunities. Continued strong results at a number of companies across the world have pushed values north. Earnings growth remains solid, albeit at a slower pace than 2004. In some cases where corporate earnings have risen, stock prices have been flat or declined. The combination of these two factors has caused companies that were slightly undervalued only a short time ago to move closer to our desired price level of 60% of value. We have uncovered more ideas in international markets, but U.S. opportunities also have improved. As a result, our “on-deck” list of companies that qualify qualitatively and that are close to our required discount finally is moving in the right direction.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

We have also looked “outside of the box” for ideas. Numerous ways exist to benefit from price-to-value discrepancies beyond traditional long-only investments. Because the Longleaf Funds allow the flexibility to own non-traditional investments, we have considered ways to capitalize on our skill at appraising businesses to earn equity-like returns without additional risk. We announced our participation in a private placement of Level 3 convertible bonds during the first quarter. We continue to assess other unique opportunities.

We remain committed to our discipline of acting only when we have identified a good business with capable management combined with a substantial margin of safety of value over price. If we cannot find these criteria, we patiently wait. We would rather protect our clients’ and our own capital by holding low-returning cash than force the money into an investment that offers a possibility of permanent capital loss. We appreciate the patience and support that our investment partners have shown over this prolonged period of limited new investments. Until the list of qualifying investments grows, all three Funds remain closed to new investors. We hope that our recent progress continues so that we can strengthen the foundation for our next five years of compounding.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund declined 1.1% in the first quarter while the S&P 500 fell 2.2%. Although the Fund’s return was below the annual inflation plus 10% absolute return goal, this short-term result does not indicate any downgrade in the quality of the portfolio or change our long-term expectations for performance.

Several stocks performed well in the quarter. Pioneer Natural Resources rose 22%, and its value increased. Management demonstrated outstanding capital allocation prowess as the company sold the rights to future production of some of its reserves at impressive prices. The price per barrel of oil equivalent (BOE) that they received substantially exceeded both the market’s valuation of the company and our appraisal. The company is using the proceeds to pay down debt and repurchase shares.

Yum! Brands rose 10% in the quarter. The company’s U.S. stores continued to perform well, and the overseas results exceeded expectations once again. After a research trip to China in January, our confidence in the company’s ability to sustain its Asian success via KFC and Pizza Hut grew stronger. Management’s attention both to the operational details and to returns on capital from opening new stores should continue to drive our appraisal north.

Level 3’s performance hurt the Fund’s return during the quarter, falling 39%. The company announced a higher cash burn rate for 2005 than many expected, as well as higher capital expenditures related to growth in new business. Given this growing demand coupled with Level 3’s low cost position among its competitors and the long overdue consolidation occurring among telecommunications service providers, we believe that Level 3’s stock remains undervalued and that its prospects over the next three to five years are compelling. We acted on this belief by participating with six other firms in the private placement of a convertible bond that is due in 2011 and yields 10%. The offering raised $880 million, which will allow Level 3 to maintain over $1 billion in cash reserves throughout the year and to have flexibility to act on opportunities that may arise. The quarter-end portfolio of the Partners Fund does not reflect this purchase, which closed April 4th and reduced cash reserves by 2.5%.

GM declined 26% in the first quarter when the company announced that earnings would be below expectations in 2005 based on lower sales and higher healthcare costs in North America. The announcement did not affect our appraisal of GM because we believe the value of the company rests not in North America, but in GMAC and its overseas operations, which are both performing on target. Management is aggressively addressing the North American challenges.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Because the stock sells for less than half of our appraisal, we added to our position during the quarter.

Another buying opportunity during the quarter emerged as the stock of DirecTV fell 14% while the value increased. The value growth has come from the company’s success at raising ARPU (average revenue per user) through higher prices and the addition of services, while also rapidly adding profitable new subscribers.

Telephone and Data Systems made progress worth noting. Management agreed to issue a new share class which could be useful in purchasing the remaining outstanding shares of U.S. Cellular. We reported at year-end that we were pursuing a proxy fight to force the company to consider various ways to gain value recognition, specifically correcting the structure of U.S. Cellular. We are pleased with the new flexibility to alter the minority ownership structure of the cellular business, and have discontinued alternative proxy moves.

Making the purchases mentioned above in addition to completing our position in Cemex helped lower the cash position in the Fund from year-end. These purchases along with ongoing value growth at a number of companies helped the price-to-value ratio in the Fund decline to the high-60%s. Not only is the Fund better positioned after the first three months, but the prospects for new investments have improved. Since the end of the quarter, we have closed the Level 3 private placement and found a new investment that meets our criteria. We also are closely following and/or completing our research work on a couple of other companies that look promising. We have a bit of renewed optimism about our ability to put some of the cash in the Fund to work.

Partners Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2005

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	(1.09)%	4.08%	(2.15)%
One Year	4.72	13.15	6.69
Five Years	13.00	12.46	(3.16)
Ten Years	13.70	12.47	10.79

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		75.8%
Koninklijke Philips Electronics N.V.	6.6
Vivendi Universal SA	6.4
The Walt Disney Corporation	6.0
Yum! Brands, Inc.	5.8
FedEx Corporation	5.6
Comcast Corporation	5.4
The NipponKoa Insurance Company, Ltd.	4.9
General Motors Corporation	4.7
The DIRECTV Group, Inc.	4.5
Cemex S.A. de C.V.	4.4
Pioneer Natural Resources Company	4.2
Aon Corporation	3.8
Telephone and Data Systems, Inc.	3.3
Waste Management, Inc.	3.3
Diageo plc	2.7
Knight Ridder, Inc.	2.3
Level 3 Communications, Inc.	1.9
Cash Reserves		20.1
Other Assets and Liabilities, net		4.1

		100.0%

PORTFOLIO CHANGES

January 1, 2005 through March 31, 2005

New Holdings	Eliminations

None	None

Partners Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2005 (Unaudited)

Shares			Value

Common Stock 75.8%
		Automobiles 4.7%
14,240,000		General Motors Corporation	$418,513,600
		Beverages 2.7%
16,832,505		Diageo plc (Foreign)	237,283,612
		Broadcasting and Cable 9.9%
1,668,996	*	Comcast Corporation – Class A	56,378,685
12,759,000	*	Comcast Corporation – Class A Special	426,150,600
27,466,000	*	The DIRECTV Group, Inc.	396,059,720

			878,589,005

		Entertainment 6.0%
18,465,000		The Walt Disney Corporation	530,499,450
		Environmental Services 3.3%
10,161,100		Waste Management, Inc.	293,147,735
		Insurance Brokerage 3.8%
14,627,000		Aon Corporation	334,080,680
		Materials 4.4%
4,686,900		Cemex S.A. de C.V. (Foreign)	33,994,329
9,948,400		Cemex S.A. de C.V. ADR (Foreign)	360,629,500

			394,623,829

		Multi-Industry 6.4%
14,386,570	*	Vivendi Universal SA (Foreign)(c)	441,843,838
4,141,900	*	Vivendi Universal SA ADR (Foreign)	126,742,140

			568,585,978

		Natural Resources 4.2%
8,641,100		Pioneer Natural Resources Company(b)	369,147,792
		Property & Casualty Insurance 4.9%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	437,735,929
		Publishing 2.3%
2,973,300		Knight Ridder, Inc.	199,954,425
		Restaurants 5.8%
9,880,000		Yum! Brands, Inc.	511,882,800
		Technology 6.6%
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	531,168,110
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	53,442,877

			584,610,987

Partners Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2005 (Unaudited)

Shares			Value

		Telecommunications 5.2%
81,029,000	*	Level 3 Communications, Inc.(b)	$166,919,740
3,598,500		Telephone and Data Systems, Inc.	293,637,600

			460,557,340

		Transportation 5.6%
5,325,600		FedEx Corporation(c)	500,340,120

		Total Common Stocks (Cost $4,740,871,551)	6,719,553,282

Principal
Amount

Short-Term Obligations 20.1%
135,360,000	Repurchase Agreement with State Street Bank, 2.15% due 4-1-05, Repurchase price $135,368,084 (Collateralized by U.S. government agency securities)	135,360,000
1,650,000,000	U.S. Treasury Bills, 2.33% – 2.74% due 4-14-05 to 6-2-05	1,646,002,972

Total Short-Term Obligations	1,781,362,972

Total Investments (Cost $6,522,234,523)(a)	95.9%	8,500,916,254
Other Assets and Liabilities, Net	4.1	370,284,888

Net Assets	100.0%	$8,871,201,142

Net asset value per share	$30.98

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $1,978,681,731 consists of unrealized appreciation and depreciation of $2,290,956,829 and $(312,275,098), respectively.
(b)	Affiliated issuer as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	All or a portion designated as collateral for forward currency contracts.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 25% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain

273,422,000	Euro 6-8-05	$356,005,405	$5,986,184
64,000,000	Euro 9-2-05	83,595,234	2,036,126
20,990,000,000	Japanese Yen 6-8-05	197,409,660	6,475,976
23,400,000,000	Japanese Yen 9-2-05	221,944,996	5,321,110

		$858,955,295	$19,819,396

(Intentionally Left Blank)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund returned 2.3% in the first quarter compared to a 0.2% decline for the EAFE index. The Fund’s return in the quarter was lower than our goal of inflation plus 10%. International markets outperformed U.S. markets in local currency terms. However, the consensus bet that the U.S. dollar would continue to weaken has proven incorrect so far this year. The U.S. Dollar Index strengthened 4% in the first quarter at the same time that short-term interest rates rose in the U.S. While we do not generally dwell on macro issues such as currency and interest rates, it is clear in our analysis of individual companies that the “carry trade” based on borrowing U.S. dollars and investing the proceeds in foreign equities has influenced valuations in many markets we follow. This trade has been reinforced by the uncharacteristically large inflows into international mutual funds discussed in our 2004 Annual Report. It is too early to tell whether these trends have reversed or simply paused, but we are beginning to find opportunities in areas that just six months ago were absurdly expensive. If the money that poured into overseas markets over the past two years reverses course, we suspect that we will quickly find qualifying investments for the Fund’s cash holdings. Until the market moves our way, we will continue to search for one-off opportunities.

Several stocks made substantial moves during the quarter. The largest contributors were Nippon Broadcasting, Shaw Communications and Olympus, while the largest detractors were Fairfax, Willis and SkyPerfect. Neither Shaw nor Olympus announced significant developments during the quarter. Fairfax and Willis declined at least partly because of the fallout from ongoing regulatory scrutiny of the insurance and insurance brokerage industries. Both Prem Watsa at Fairfax and Joe Plumeri at Willis remain highly regarded by regulators and industry participants. In fact, shortly after the quarter ended, Willis announced settlements with the attorneys general of both New York and Minnesota. These settlements were far smaller than those reached by competitors and included praise from Eliot Spitzer for Willis’ handling of the investigation. At Fairfax, management pre-empted the current industry-wide investigation into finite reinsurance by voluntarily canceling a number of such contracts in the latter half of 2004. SkyPerfect fell after announcing continued weak subscriber trends and a dramatic increase in capital spending that led to a decline in our appraisal. However, subscribers continue to grow in low single digits, contribution margins remain high and management reacted to the decline in its stock price by repurchasing nearly 5% of shares outstanding during the quarter.

Nippon Broadcasting (NBS) appreciated approximately 20% during the quarter after it became the target of a rare, contested takeover bid in Japan. The Fund’s experience with NBS highlights the importance of price and business quality.

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

NBS has generated substantial returns twice for the Fund. The stock nearly tripled during our first holding period from 1998-2000. We initiated our second position in early 2001 after the stock declined over 70% from its tech bubble highs. We sold the entire position over the last several months for a gain of over 50%. The investment case was simple: NBS traded at a discount to the liquidation value of its holdings in Fuji TV, which was fairly valued or undervalued each time we purchased NBS. Both companies had net cash on their balance sheets and operated businesses that were difficult to replicate. Most important, we paid an implied multiple of between one and three times depressed EBITDA for Japan’s top rated TV broadcaster, a substantial discount to fair value on any measure, especially since broadcasters frequently change hands at over ten times EBITDA elsewhere in the developed world. The price we paid for this margin of safety was uncertainty as to when NBS shares would reach fair value. In Wall Street parlance, we bought without a “catalyst.” The few Wall Street analysts who followed NBS acknowledged that it was cheap, but maintained that it would always remain cheap simply because it had in the past. Our advantage, supplied by Longleaf shareholders, was that we could wait until something good happened provided that the business value grew at a rate at least equal to our discount rate. In spite of bad capital allocation decisions by NBS management, the underlying TV franchise performed well enough to ensure a fantastic return the first time and a decent return the second time we invested.

The NBS takeover battle has ignited a firestorm in the Japanese media and financial markets and will potentially mark the beginning of a new era in Japanese capitalism. The political response has been swift and generally not favorable for shareholders: Japan’s Diet is now considering laws to further restrict foreign ownership in the Japanese media industry. Laws designed to liberalize mergers and acquisitions have been postponed, and Japanese managements have begun to study poison pills with the expressed intent of protecting themselves rather than ensuring that shareholders receive fair value. Nevertheless, the more important trends favor shareholders. First, Japanese courts have begun to protect shareholders from management efforts to entrench themselves at the expense of owners, most recently by blocking NBS management’s attempt to protect itself via a below-market issuance of share subscription options to Fuji TV. Second, crossholdings have unwound to the point that management can rarely expect protection if it fails to perform. Third, the investors pressuring management are increasingly Japanese. Finally, many Japanese managers now understand that improving returns to shareholders helps the company and employees. This perspective characterizes almost all of our Japanese managements. NBS’ managers

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

turned out to be an exception. This meaningful turn of events has already improved our dialogue with other Japanese managements.

In addition to selling NBS, the Fund sold the remainder of its NTT position and added to its KDDI position. This completed the trade described in the 2004 Annual Report.

Qualifying opportunities remain difficult to find. However, for the first time since early 2003, we have orders on the trading desk that will utilize most of our remaining cash if prices cooperate. We appreciate your continued support.

International Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2005

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	2.32%	4.08%	(0.17)%
One Year	5.85	13.15	15.06
Five Years	12.67	12.46	(1.15)
Since Public Offering 10/26/98	15.40	12.63	4.26

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		84.3%
The NipponKoa Insurance Company, Ltd.	7.6
Koninklijke Philips Electronics N.V.	6.5
Shaw Communications Inc.	6.2
Olympus Corporation	5.8
Renault SA	5.6
Vivendi Universal SA	5.6
Fairfax Financial Holdings Limited	5.3
Willis Group Holdings Limited	5.1
Cemex S.A. de C.V.	4.9
Yum! Brands, Inc.	4.9
Millea Holdings, Inc.	4.8
The News Corporation	4.0
BIL International Limited	3.4
Ezaki Glico Co., Ltd.	3.3
KDDI Corporation	3.1
NTT DoCoMo, Inc.	2.7
Molson Coors Brewing Company	2.7
SKY Perfect Communications Inc.	1.6
Diageo plc	1.0
Gendis, Inc.	0.2
Cash Reserves		14.8
Other Assets and Liabilities, net		0.9

		100.0%

PORTFOLIO CHANGES

January 1, 2005 through March 31, 2005

New Holdings	Eliminations

None	Nippon Broadcasting System, Inc.
Nippon Telegraph and Telephone Corporation

International Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2005 (Unaudited)

Shares			Value

Common Stock 84.3%
		Automobiles 5.6%
1,597,000		Renault SA (France)(c)	$143,011,828
		Beverages 3.7%
1,889,000		Diageo plc (United Kingdom)	26,628,760
883,000		Molson Coors Brewing Company (formerly Adolph Coors Company – Class B) (United States)	68,141,110

			94,769,870

		Broadcasting and Cable 11.8%
5,921,240		The News Corporation (United States)	104,273,036
7,808,900		Shaw Communications Inc. – Class B (Canada)(c)	159,145,382
52,233		SKY Perfect Communications Inc. (Japan)(c)	40,727,676

			304,146,094

		Construction Materials 4.9%
1,133,400		Cemex S.A. de C.V. (Mexico)	8,220,609
3,238,200		Cemex S.A. de C.V. ADR (Mexico)	117,384,750

			125,605,359

		Food 3.3%
9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(c)	84,916,062
		Insurance Brokerage 5.1%
3,586,000		Willis Group Holdings Limited (United Kingdom)	132,215,820
		Multi-Industry 9.0%
127,134,000		BIL International Limited (Singapore)(b)(c)	88,646,153
4,653,000	*	Vivendi Universal SA (France)(c)	142,904,068

			231,550,221

		Natural Resources 0.2%
3,349,996	*	Gendis Inc. (Canada)(b)(d)	6,285,223
		Photo and Medical Equipment 5.8%
6,405,000		Olympus Corporation (Japan)(c)	149,705,497
		Property & Casualty Insurance 17.7%
910,000		Fairfax Financial Holdings Limited (Canada)(c)	135,894,537
8,396		Millea Holdings, Inc. (Japan)	122,454,749
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(c)	196,229,058

			454,578,344

		Restaurants 4.9%
2,418,000		Yum! Brands, Inc. (United States)	125,276,580

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2005 (Unaudited)

Shares		Value

	Technology 6.5%
3,044,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$84,097,717
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	84,295,659

		168,393,376

	Telecommunications 5.8%
15,813	KDDI Corporation (Japan)	78,503,207
41,647	NTT DoCoMo, Inc. (Japan)(c)	70,086,574

		148,589,781

	Total Common Stocks (Cost $1,493,097,355)	2,169,044,055

Principal
Amount

Short-Term Obligations 14.8%
80,046,000	Repurchase Agreement with State Street Bank, 2.15% due 4-1-05, Repurchase price $80,050,781 (Collateralized by U.S. government agency securities)	80,046,000
300,000,000	U.S. Treasury Bills, 2.39% – 2.74% due 4-21-05 to 6-2-05	299,199,272

Total Short-Term Obligations	379,245,272

Total Investments (Cost $1,872,342,627)(a)	99.1%	2,548,289,327
Other Assets and Liabilities, Net	0.9	23,529,068

Net Assets	100.0%	$2,571,818,395

Net asset value per share	$15.91

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $675,946,700 consists of unrealized appreciation and depreciation of $696,574,251 and $(20,627,551), respectively.
(b)	Affiliated issuer as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	All or a portion designated as collateral for forward currency contracts.
(d)	Illiquid security.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2005 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

4,914,000	British Pound 6-8-05	$9,253,540	$69,792
40,700,000	British Pound 9-2-05	76,393,907	1,476,182
22,852,000	Canadian Dollar 6-8-05	18,904,042	(583,456)
164,000,000	Canadian Dollar 9-2-05	135,886,890	(625,811)
80,090,000	Euro 6-8-05	104,280,098	1,753,456
36,680,000,000	Japanese Yen 6-8-05	344,973,147	9,830,927
25,075,000,000	Japanese Yen 9-2-05	237,832,084	5,702,001

		$927,523,708	$17,623,091

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	34.2%	28.9%
Canada	13.9	11.7
United States	13.7	11.6
France	13.2	11.1
Netherlands	7.8	6.5
United Kingdom	7.3	6.2
Mexico	5.8	4.9
Singapore	4.1	3.4

	100.0%

Cash, other assets and liabilities, net		15.7

		100.0%

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund rose 2.2% while the Russell 2000 Index fell 5.3%. The Fund’s return in the quarter was lower than our annual goal of inflation plus 10%.

The 35% increase in Neiman Marcus’ stock was the primary contributor to Small-Cap’s positive performance. The company announced that it is exploring a possible sale, and the expectation is for a premium price based on strong results over the last few years. Both Shaw Communications and IHOP also helped the Fund’s return. Shaw continued to perform strongly in all areas, while IHOP maintained its successful transition to a less capital-intensive growth model.

Level 3 hurt Fund performance as the stock declined 39% and the bonds also fell, though not nearly as much. The company announced a higher cash burn rate for 2005 than many expected, as well as higher capital expenditures related to growth in new business. Given this growing demand, coupled with Level 3’s low cost position among its competitors and the long overdue consolidation occurring among telecommunications service providers, we believe that Level 3’s stock remains undervalued and its prospects over the next three to five years are compelling.

Fairfax fell 10% although our appraisal held steady. Most insurance companies suffered stock declines during the quarter. The softer market cycle relative to a few years ago means weaker pricing; asbestos reform looks less likely; and a scandal surrounding the largest player, AIG, has left a taint across the industry, particularly for insurers who use finite reinsurance. In Fairfax’s specific case, short sellers and certain sell-side analysts along with media outlets beholden to them continue to sling mud at the company.

The positive side of the insurance industry weakness is that it afforded us some opportunity. We added to our position in Odyssey Re during the quarter and bought a small amount of insurance broker U.S.I. Holdings. Purchases in the quarter did not offset sales. We scaled back several holdings that were approaching our appraisal, and we completed the sale of Texas Industries. We are grateful to Chairman Bob Rogers, CEO Mel Brekhus, and the rest of the TXI team for doing a great job operationally and for making the capital allocation moves that resulted in such a successful investment for Longleaf.

Coors completed its merger with Molson. The company continues to thrive under Leo Kiely’s leadership, and we believe that the new entity remains substantially undervalued. There is upside to be realized from cost savings in the combination and less risk due to major market positions in three geographies (Canada, UK, and US) instead of two.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Although the price-to-value ratio of the Fund fell a bit in the quarter to the mid-70%s, Small-Cap’s cash balance rose to 32%. We are hopeful that we can continue to uncover new ideas and that we will be able to successfully execute our buy orders.

Small-Cap Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2005

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	2.18%	4.08%	(5.34)%
One Year	15.52	13.15	5.41
Five Years	15.24	12.46	4.01
Ten Years	15.93	12.47	10.43

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		57.6%
Shaw Communications Inc.	6.7
Molson Coors Brewing Company	5.7
IHOP Corp.	5.4
Hasbro, Inc.	5.2
The Neiman Marcus Group, Inc.	5.1
Fairfax Financial Holdings Limited	5.0
Hilb, Rogal & Hobbs Company	4.8
PepsiAmericas, Inc.	4.5
Jacuzzi Brands, Inc.	3.3
Ruddick Corporation	3.0
Everest Re Group, Ltd.	2.3
Level 3 Communications, Inc.	2.1
Deltic Timber Corporation	1.6
U.S.I. Holdings Corp.	1.1
Vail Resorts, Inc.	1.0
Odyssey Re Holdings Corp.	0.8
Corporate Bonds		9.7
Level 3 Communications, Inc.	9.7
Cash Reserves		32.1
Other Assets and Liabilities, net		0.6

		100.0%

PORTFOLIO CHANGES

January 1, 2005 through March 31, 2005

New Holdings	Eliminations

U.S.I. Holdings Corp.	Texas Industries, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2005 (Unaudited)

Shares			Value

Common Stock 57.6%
		Beverages 10.2%
1,942,000		Molson Coors Brewing Company (formerly Adolph Coors Company – Class B)	$149,864,140
5,262,900		PepsiAmericas, Inc.	119,257,314

			269,121,454

		Broadcasting and Cable 6.7%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	177,646,346
		Grocery – Retail 3.0%
3,394,100		Ruddick Corporation(b)	78,573,415
		Insurance Brokerage 5.9%
3,526,400		Hilb Rogal & Hobbs Company(b)	126,245,120
2,385,076	*	U.S.I. Holdings Corp.	28,096,195

			154,341,315

		Manufacturing 3.3%
8,849,100	*	Jacuzzi Brands, Inc.(b)	86,367,216
		Natural Resources 1.6%
1,062,000		Deltic Timber Corporation(b)	41,524,200
		Property & Casualty Insurance 8.1%
706,900		Everest Re Group, Ltd. (Foreign)	60,164,259
886,000		Fairfax Financial Holdings Limited (Foreign)(c)	132,310,505
843,800		Odyssey Re Holdings Corp.	21,128,752

			213,603,516

		Real Estate 1.0%
1,020,717	*	Vail Resorts, Inc.	25,773,105
		Restaurants 5.4%
2,978,100		IHOP Corp.(b)	141,995,808
		Retail 5.1%
1,498,000		The Neiman Marcus Group, Inc. – Class B	135,194,500
		Telecommunications 2.1%
27,197,271	*	Level 3 Communications, Inc.	56,026,378
		Toys 5.2%
6,727,000		Hasbro, Inc.	137,567,150

		Total Common Stocks (Cost $1,091,108,898)	1,517,734,403

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2005 (Unaudited)

Principal
Amount		Value

Corporate Bonds 9.7%
	Telecommunications 9.7%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	$6,821,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	188,186,250
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	55,233,735
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	5,575,500

	Total Corporate Bonds (Cost $233,486,021)	255,816,485

Short-Term Obligations 32.1%
97,991,000	Repurchase Agreement with State Street Bank, 2.15% due 4-1-05, Repurchase Price $97,996,852 (Collateralized by U.S. government agency securities)	97,991,000
750,000,000	U.S. Treasury Bills, 2.33% – 2.74% due 4-7-05 to 6-09-05	747,840,742

Total Short-Term Obligations	845,831,742

Total Investments (Cost $2,170,426,661)(a)	99.4%	2,619,382,630
Other Assets and Liabilities, Net	0.6	15,985,885

Net Assets	100.0%	$2,635,368,515

Net asset value per share	$30.50

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $448,955,969 consists of unrealized appreciation and depreciation of $501,888,729 and $(52,932,760), respectively.
(b)	Affiliated issuer as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	All or a portion designated as collateral for forward currency contracts.

Note:	Companies designated as “Foreign” represent 14% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

39,050,000	Canadian Dollar 6-28-05	$32,311,840	$(613,610)
113,500,000	Canadian Dollar 9-2-05	94,043,670	(433,107)

		$126,355,510	$(1,046,717)

Longleaf Partners Funds

FUND INFORMATION

The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and letters from portfolio managers. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com